Income Tax Provision	1 Months Ended
Feb. 28, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 6 – Income Tax Provision

Deferred Tax Assets

At February 28, 2014, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $14,741 that may be offset against future taxable income through 2034. No tax benefit has been recorded with respect to these net operating loss carry-forwards in the accompanying financial statements as the management of the Company believes that the realization of the Company’s net deferred tax assets of approximately $5,012 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by the full valuation allowance.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization.

Components of deferred tax assets are as follows:

February 28, 2014
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	$5,012

Less valuation allowance	(5,012)

Deferred tax assets, net of valuation allowance	$-

Income Tax Provision in the Statements of Operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

For the Period from January 23, 2014 (inception) Through February 28, 2014

Federal statutory income tax rate	34.0%

Increase (reduction) in income tax provision resulting from:	-

Net operating loss (“NOL”) carry-forwards	(34.0)

Effective income tax rate	0.0%